EXHIBIT 24
                                POWER OF ATTORNEY

     WHEREAS, AMEREN CORPORATION, a Missouri corporation (herein referred to as the "Company"), is required to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement(s) and any amendments thereto, covering the registration of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997 and December 10, 1999; and

     WHEREAS, each of the below undersigned holds the office or offices in the Company set opposite his or her name;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Charles W. Mueller and/or Donald E. Brandt and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned to said Registration Statement(s) and any amendments thereto, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 10th day of December 1999:

Charles W. Mueller, Chairman, President,
       Chief Executive Officer and Director
       (Principal Executive Officer)                  /s/ Charles W. Mueller
                                                      -------------------------

William E. Cornelius, Director                        /s/ William E. Cornelius
                                                      -------------------------

Clifford L. Greenwalt, Director                       /s/ Clifford L. Greenwalt
                                                      -------------------------

Thomas A. Hays, Director                              /s/ Thomas A. Hays
                                                      -------------------------

Richard A. Liddy, Director                            /s/ Richard A. Liddy
                                                      -------------------------

Gordon R. Lohman, Director                            /s/ Gordon R. Lohman
                                                      -------------------------

Richard A. Lumpkin, Director                          /s/ Richard A. Lumpkin
                                                      -------------------------

John Peters MacCarthy, Director                       /s/ John Peters MacCarthy
                                                      -------------------------

Hanne M. Merriman, Director                           /s/ Hanne M. Merriman
                                                      -------------------------

Paul L. Miller, Jr., Director                         /s/ Paul L. Miller, Jr.
                                                      -------------------------

Robert H. Quenon, Director                            /s/ Robert H. Quenon
                                                      -------------------------

Harvey Saligman, Director                             /s/ Harvey Saligman
                                                      -------------------------

Janet McAfee Weakley, Director                        /s/ Janet McAfee Weakley
                                                      -------------------------

James W. Wogsland, Director                           /s/ James W. Wogsland
                                                      -------------------------

STATE OF MISSOURI )
                  )SS.
CITY OF ST. LOUIS )

     On this 10th day of December, 1999, before me, the undersigned Notary Public in and for said State, personally appeared the above-named officers and directors of Ameren Corporation, known to me to be the persons described in and who executed the foregoing power of attorney and acknowledged to me that they executed the same as their free act and deed for the purposes therein stated.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                              /s/   K. A. Bell
                                                  ---------------
                                                    K. A. BELL

                                           Notary Public - Notary Seal
                                                STATE OF MISSOURI
                                                St. Louis County
                                      My Commission Expires:  October 13, 2002